    As filed with the Securities and Exchange Commission on June 15, 1998.


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                         JUNE 12, 1998 (JUNE 10, 1998)


                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)


           NEW JERSEY                   0-19312               22-2822175
   (State of other jurisdiction      (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.

                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K

Item 5.     Other Events...................................................  3

Item 7.     Financial Statements and Exhibits..............................  4

Signature   ...............................................................  5

          ITEM 5.  OTHER EVENTS.

          On June 11, 1998, BCC Acquisition I LLC, a Delaware limited liability company ("BCC") formed between Bay City Capital Fund I, L.P., an affiliate of Bay City Capital LLC, and various Pritzker family business interests, made an offer (the "Offer") to former shareholders (the "Holders") of GenPharm International, Inc. ("GenPharm"), to purchase the contingent payment rights (the "Rights") of such Holders to receive the remainder of the merger consideration (currently, $44,412,500) payable by Medarex, Inc., a New Jersey corporation ("Medarex"), in connection with Medarex's acquisition of GenPharm in October 1997. Under the terms of the Offer, BCC would purchase any or all of the Rights from the Holders at a 20% discount from the face value of the Rights. The Offer is contingent on at least $22,206,250 (or 50%) of the Rights being tendered for purchase. The complete terms and conditions of the Offer are set forth in the Offer to Purchase attached as Exhibit A to the Rights Exchange Agreement (as defined below) filed herewith as Exhibit 10.81.

          On June 10, 1998, Medarex and BCC entered into a Rights Exchange Agreement (the "Rights Exchange Agreement"). The Rights Exchange Agreement provides that, immediately upon the consummation of the Offer, Medarex will issue to BCC in exchange for each $6.75 in face value of the Rights acquired by BCC (i) one share of Medarex's common stock, par value $.01 per share (the "Common Stock") (up to a maximum of 6,579, 629 shares; such shares being the "Shares") and (ii) a warrant or warrants (the "Warrants") to purchase 0.1222 shares of Common Stock at an exercise price of $10.00 per share exercisable over a period of seven years (up to a maximum of 804,000 shares). The Warrants will be issued upon the terms and conditions set forth in the Warrant Agreement between Medarex and BCC in the form attached as Exhibit C to the Rights Exchange Agreement. If all of the Rights are assigned to BCC and exchanged for Shares under the Rights Exchange Agreement, BCC will beneficially own (after taking into account the Warrants) approximately 25% of the outstanding Common Stock.

     The Rights Exchange Agreement also provides, among other things, that Medarex will register the Shares and the shares to be issued to BCC upon exercise of the Warrants as well as any resale thereof, and will pay to BCC a fee of $750,000 (plus expenses) under certain circumstances if the Offer is not consummated and Medarex completes a similar transaction with another party. Under the Rights Exchange Agreement, Medarex will appoint a representative of BCC to Madarex's Board of Directors immediately following the closing of the transactions contemplated by the Rights Exchange Agreement. While no formal agreement exists, Medarex and BCC have discussed adding another director mutually acceptable to Medarex and BCC.

          The press release announcing the Offer and the Rights Exchange Agreement is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the consummation of the Offer and the transactions contemplated by the Rights Exchange Agreement, receipt of future payments, the continuation of business partnerships, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

       ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number                              Description of Exhibit
-------                             ----------------------

10.81 Rights Exchange Agreement dated as of June 10, 1998 between Medarex, Inc. and BCC Acquisition I LLC, together with the exhibits thereto.

99.1              Press release dated June 11, 1998.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MEDAREX, INC.
                                       Registrant


Date: June 12, 1998                   By: /s/ Michael A. Appelbaum
                                         -------------------------------------
                                              Michael A. Appelbaum
                                              Executive Vice President - Finance
                                              and Administration, Secretary,
                                              Treasurer and Chief Financial
                                              Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                             Page
Number                        Description                          Number
-------                       -----------                          ------

  10.81 Rights Exchange Agreement dated as of June 10, 1998 between Medarex, Inc. and BCC Acquisition I LLC, together with the exhibits thereto.

   99.1   Press release dated June 11, 1998.